                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): September 22, 1999


                                  Syntel, Inc.
             (Exact name of Registrant as Specified in Its Charter)


                Michigan                   0-22903            38-2312018
     (State or Other Jurisdiction of      (Commission         (IRS Employer
     Incorporation or Organization)        File number)      Identification No.)


     2800 Livernois Road, Suite 400, Troy Michigan            48083
        (Address of Principal Executive Offices)             (Zip Code)


                                 (248)-619-2800
              (Registrant's Telephone Number, Including Area Code)

ITEM 2.  ACQUISITIONS AND DISPOSITIONS OF ASSETS
         On September 22, 1999, Syntel, Inc. (the "Company") executed a purchase agreement with Metier, Inc. to acquire substantially all of the assets and business of Metier, Inc. (Metier). Consideration included 300,000 shares of Syntel Common Stock, and a cash payment of $17,389,611 at closing. In addition, the agreement provides for earnout payments not to exceed $16 million based on revenues and earnings for the 24 month period beginning January 1, 2000. The acquisition, with an effective date of July 1, 1999 will be treated as a purchase transaction. Metier's financial results will be included in the Company's consolidated financial statements from the effective date.

         The purchase price was determined through arm's length negotiations by both parties and based upon evaluation by the Company of the value of Metier and the complementary nature of Metier's service offerings, customer base, and geographic presence. The cash payment of $17.4 million was funded from available cash.

         Metier is a privately held Los Angeles based technology consulting firm, specializing in the design and implementation of data warehousing, e-commerce, and ERM solutions for middle market clients, particularly in the area of healthcare, manufacturing, and financial services.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         (a) Financial Statements of Business Acquired. It is impracticable for the Company to file the required one year financial statements as of the date hereof which are required to be filed pursuant to Item 7(a) of Form 8-K. The required financial statements will be filed by amendment to this Report no later than 60 days following the date on which this report on Form 8-K was required to be filed.
         (b)  Pro Forma Information.
              It is impracticable for the Company to file the pro forma financial information as of the date hereof which are required to be filed pursuant to Item 7(b) of Form 8-K. The required pro forma financial information will be filed by amendment to this Report no later than 60 days following the date on which this report on Form 8-K was required to be filed.
         (c)  Exhibits.

              Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  SYNTEL, INC.

                                                  By:  /s/ John Andary
                                                         ---------------
                                                       John Andary
                  Dated:   October 5, 1999             Chief Financial Officer

                                    EXHIBITS

                  Exhibit No.       Description
                  ----------        -----------
                  10.1              Asset Purchase Agreement dated as of
                                    September 22, 1999 by Syntel,  Inc. and
                                    Metier, Inc.